                        THE WELLCOME FOUNDATION LIMITED


                                      AND


                                 CENTOCOR, INC.



         ____________________________________________________________


                           STOCK PURCHASE AGREEMENT

         ____________________________________________________________






                                     The Wellcome Foundation Ltd
                                     Legal Department
                                     Unicorn House
                                     P O Box 129
                                     160 Euston Road
                                     London NW1 2BP
                                     England






                                     Dated: As of December 16, 1993

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
ARTICLE 1 - Definitions .................................................    2

ARTICLE 2 - Purchase and Sale of Shares .................................    6

     2.1.   Purchase and Sale ...........................................    6
     2.2.   The Closing .................................................    7

ARTICLE 3 - Restrictions of Transferability .............................    7

     3.1.   Transfers Generally .........................................    7
     3.2.   Transfers of Restricted Securities Pursuant to Registration
            Statements and Rule 144 .....................................    8
     3.3.   Other Transfers .............................................    8
     3.4.   Restrictive Legends .........................................    8
     3.5.   Termination of Restrictions .................................    9

ARTICLE 4 - Intentionally Omitted .......................................    9

ARTICLE 5 - Representations of WELLCOME .................................    9

     5.1.   Organization and Good Standing ..............................    9
     5.2.   Corporate Power and Authority; Enforceability ...............   10
     5.3.   Validity of Contemplated Transactions .......................   10
     5.4.   Litigation; Compliance with Laws ............................   10
     5.5.   Securities Act Representations ..............................   11

ARTICLE 6 - Representations and Warranties of CENTOCOR ..................   11

     6.1.   Organization and Good Standing ..............................   11
     6.2.   Corporate Power and Authority; Enforceability ...............   11
     6.3.   Validity of Contemplated Transactions .......................   12
     6.4.   Litigation; Compliance with Laws ............................   12
     6.5.   Capitalization; Ownership of CBV ............................   12
     6.6.   Issuance of the Shares ......................................   13
     6.7.   Other Securities and Financial Statement Matters ............   13
     6.8.   Registration Rights .........................................   14

                                                                           Page
                                                                           ----
ARTICLE 7 - Miscellaneous ...............................................   14

     7.1.   Entire Agreement ............................................   14
     7.2.   Amendments ..................................................   15
     7.3.   Headings ....................................................   15
     7.4.   Gender; Number ..............................................   15
     7.5.   Appendices; Exhibits and Schedules ..........................   15
     7.6.   Severability ................................................   15
     7.7.   Notices .....................................................   16
     7.8.   Waiver ......................................................   17
     7.9.   Assignment ..................................................   17
     7.10.  Successors and Assigns ......................................   18
     7.11.  Governing Law ...............................................   18
     7.12.  No Benefit to Others ........................................   19
     7.13.  Continuing Obligation .......................................   19
     7.14.  Counterparts ................................................   19

                           STOCK PURCHASE AGREEMENT
                           ------------------------



        THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 16th
                                            ---------
day of December, 1993 by and between THE WELLCOME FOUNDATION LIMITED, a United Kingdom corporation of Unicorn House, PO Box 129, 160 Euston Road, London NW1 2BP, England ("WELLCOME"), and CENTOCOR, INC., a Pennsylvania corporation of 200
               --------
Great Valley Parkway, Malvern, Pennsylvania 19355-1307, USA ("CENTOCOR").
                                                              --------

                             W I T N E S S E T H:
                             -------------------

        WHEREAS, WELLCOME and CENTOCOR desire to develop and pursue an alliance relating to, among other things, the development, manufacture, sale and distribution of anti-cancer therapies;

        WHEREAS, in furtherance thereof, WELLCOME, CENTOCOR and CBV have entered into the Alliance Agreement (as defined in Section 1.3 hereof) which
                                           -----------
contemplates, among other things, that CENTOCOR shall issue and sell to WELLCOME 2,000,000 shares of CENTOCOR'S common stock, par value $.01 per share (the

"Common Stock"); and
 ------------

        WHEREAS, CENTOCOR desires to issue, sell and deliver to WELLCOME, and WELLCOME desires to subscribe for and purchase from CENTOCOR, 2,000,000 shares of Common Stock (together with such securities which may be issued from time to time, as a result of stock splits, stock dividends, recapitalizations, reorganizations or similar events, the "Shares") on the terms and conditions set
                                        ------
forth in this Agreement;

        NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                                   ARTICLE 1
                                  Definitions
                                  -----------

  1.1.  "Affiliate" of a particular Person means any Person which, directly
         ---------
or indirectly, controls, is controlled by, or is under common control with such particular Person. The term "control" (including, with correlative meaning, the
                              -------
terms "controlled by" and "under common control with"), as used with respect to
       -------------       -------------------------
any Person, means the possession, directly or indirectly, of the power to elect forty percent (40%) or more of the board of directors, or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however,
                                                          --------  -------
BURROUGHS WELLCOME INDIA LTD, WELLCOME PAKISTAN LTD, and BURROUGHS WELLCOME INDONESIA LTD shall be considered to be Affiliates of WELLCOME.

  1.2.  "Agreement" has the meaning set forth in the heading hereof.
         ---------

  1.3.  "Alliance Agreement" means that certain agreement dated as of November
         ------------------
5, 1993 among WELLCOME, BURROUGHS WELLCOME CO., CENTOCOR and CENTOCOR B.V. relating to, among other things, the development, manufacture, sale and distribution of anti-cancer therapies.

  1.4.  "Business Day" means any day which is not a Saturday, Sunday or a day
         ------------
on which banks in the Commonwealth of Pennsylvania are authorized to close.

  1.5.  "CENTOCOR" has the meaning set forth in the heading hereof.
         --------

  1.6.  "Closing" and "Closing Date" have the meanings set forth in Section
         -------       ------------                                 -------
2.1 and 2.2 hereof, respectively.
- -----------

  1.7.  "Common Stock" has the meaning set forth in the preambles hereof.
         ------------

  1.8.  "Court Order" means any judgment, decree, writ, injunction, order or
         -----------
ruling of any Governmental Entity.

  1.9.  "Default" means (a) a breach of or default under any contract,
         -------
agreement, document or instrument, (b) the occurrence of an event with which the passage of time or the giving of notice or both would constitute a breach of or default under any contract, agreement, document or instrument or (c) the occurrence of an event that (with or without the passage of time or the giving of notice or both) would give rise to a right of damages, specific performance, termination, renegotiation or acceleration under any contract, agreement, document or instrument.

  1.10. "Derivative Securities" has the meaning assigned to such term under
         ---------------------
Rule 16a-1(c) promulgated by the SEC under the Exchange Act.

  1.11. "Exchange Act" means the Securities Exchange Act of 1934, as amended,
         ------------
and the Regulations promulgated thereunder or with respect thereto, or any successor or substitute Laws.

  1.12. "Existing Derivative Securities" means the Derivative Securities listed
         ------------------------------
on Schedule 1.12 hereto.
   -------------

  1.13. "GAAP" means generally accepted accounting principles consistently
         ----
applied, as applied in the United States of America.

  1.14. "Governmental Entity" means any nation or government, any state or
         -------------------
other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

  1.15. "Hereof" and words of similar import refer to this Agreement in its
         ------
entirety and not to a particular article, section or paragraph, unless specifically stated.

  1.16. "Holder" means WELLCOME, together with any Affiliate of WELLCOME who
         ------
is the record owner of any of the Shares.

  1.17.  "Known" or "to the knowledge" or "to the best knowledge" or words of
          -----      ----------------      ---------------------
similar import with respect to any Person mean the knowledge of any officer, director or manager who reports to an officer of such Person or an Affiliate of such Person, and the knowledge which such officer, director or manager would have if he or she had made an inquiry, in a reasonably diligent manner, in connection with the preparation, negotiation, execution and delivery of this Agreement.

  1.18. "Law" or "Regulation" means any applicable law, statute, rule,
         ---      ----------
ordinance, regulation, order, decree, edict or other requirement of any Governmental Entity.

  1.19. "Letter of Intent" means a certain letter agreement between WELLCOME
         ----------------
and CENTOCOR dated September 16, 1993.

  1.20. "Lien" means any mortgage, lien, security interest, pledge, negative
         ----
pledge, encumbrance, assessment, title retention agreement, restriction or restraint on transfer, defect of title, charge in the nature of a lien or security interest, or option (whether consensual, statutory or otherwise).

  1.21. "Litigation" means any action, lawsuit, arbitration, criminal
         ----------
prosecution, tax audit, administrative or other proceeding, or with respect to any Governmental Entity, any investigation or inquiry.

  1.22. "Permit" means any and all licenses, franchises, permits, easements,
         ------
rights, consents, orders, approvals and other authorizations of or issued by any Governmental Entity.

  1.23. "Person" means an individual, a sole proprietorship, a corporation,
         ------
a partnership, a joint venture, an association, a trust, or any other entity or organization, including a Governmental Entity.

  1.24. "Preferred Stock" means the authorized preferred stock of CENTOCOR, par
         ---------------
value $.01 per share.

  1.25. "Purchase Price" has the meaning set forth in Section 2.1 hereof.
         --------------                               -----------

  1.26. "Regulation D" means Regulation D promulgated by the SEC under the
         ------------
Securities Act.

  1.27. "Regulation S-X" means Regulation S-X promulgated by the SEC under
         --------------
the Securities Act.

  1.28. "Registration Rights Agreement" means that certain agreement of even
         -----------------------------
date herewith between WELLCOME and CENTOCOR relating to, among other things, the registration of the Shares under the Securities Act.

  1.29. "Rule 144" means Rule 144 promulgated by the SEC under the Securities
         --------
Act.

  1.30. "Schedules" means the schedules referenced in and delivered pursuant
         ---------
hereto.

  1.31. "SEC" means the United States Securities and Exchange Commission or
         ---
any successor Governmental Entity.

  1.32. "SEC Reports" has the meaning set forth in Section 6.7 hereof.
         -----------                               -----------

  1.33. "Securities Act" means the Securities Act of 1933, as amended, and
         --------------
the Regulations promulgated thereunder or with respect thereto, or any successor or substitute Laws.

  1.34. "Share Certificates" has the meaning set forth in Section 2.1 hereof.
         ------------------                               -----------

  1.35. "Shares" has the meaning set forth in the heading hereof.
         ------

  1.36. "WELLCOME" has the meaning set forth in the heading hereof.
         --------


                                   ARTICLE 2
                          Purchase and Sale of Shares
                          ---------------------------

  2.1.  Purchase and Sale.  At the closing referred to in Section 2.2 hereof
        -----------------                                 -----------
(the "Closing"), CENTOCOR shall issue, sell
      -------
and deliver the Shares to WELLCOME, and WELLCOME shall subscribe for and purchase the Shares from CENTOCOR, all upon the terms and subject to the conditions set forth herein. At the Closing, CENTOCOR will deliver to WELLCOME duly authorized and executed certificates evidencing the Shares, all of which will have been registered in the name of WELLCOME (the "Share Certificates"),
                                                        ------------------
and WELLCOME will deliver to CENTOCOR the sum of Twenty Million United States Dollars (US $20,000,000) (the "Purchase Price") by certified or official bank
                               --------------
check payable to the order of CENTOCOR or by wire transfer to CENTOCOR'S bank account at CoreStates Bank, N.A. (Account #01157800; ABA #031-000-011).

  2.2.  The Closing. The Closing shall take place at the offices of Pepper,
        -----------
Hamilton & Scheetz, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103-2799, or such other place as the parties shall mutually agree, simultaneously with the execution and delivery of this Agreement (the "Closing Date"). The Closing shall be effective as of the close of
      ------------
business on the Closing Date. At the Closing, CENTOCOR shall deliver, or cause to be delivered, to WELLCOME the Share Certificates referred to in Section 2.1
                                                                   -----------
hereof against receipt from WELLCOME of the Purchase Price to be delivered in accordance with Section 2.1 hereof.
                -----------


                                   ARTICLE 3
                        Restrictions of Transferability
                        -------------------------------

  3.1.  Transfers Generally.  The Shares shall be transferable only upon the
        -------------------
conditions specified in this Section 3 and in the Registration Rights Agreement,
                             ---------
which conditions are intended to insure compliance with the provisions of the Securities Act with respect to the transfer of Restricted Securities (as defined herein).

  3.2.  Transfers of Restricted Securities Pursuant to Registration Statements
        ----------------------------------------------------------------------
and Rule 144.  The Shares may be offered or sold by the Holder thereof pursuant
- ------------
to (a) an effective registration statement under the Securities Act or (b) to the extent applicable, Rule 144.

  3.3.  Other Transfers.  A Holder may transfer any or all of the Shares,
        ---------------
without registration or without compliance with the provisions of Rule 144, so long as it so notifies CENTOCOR and such notification is accompanied by an opinion of counsel reasonably acceptable to CENTOCOR to the effect that such transfer may be made without registration under the Securities Act of the Shares sought to be transferred.

  3.4.  Restrictive Legends.  Until otherwise permitted by Section 3.5 hereof,
        -------------------                                -----------
each certificate representing any of the Shares shall bear a legend in substantially the following form:

        THE SALE, DISPOSITION OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED IN THAT CERTAIN STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 16, 1993 BETWEEN CENTOCOR, INC. AND THE WELLCOME FOUNDATION LIMITED, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS TO ANY TRANSFER WHICH ARE SET FORTH IN SUCH AGREEMENT HAVE BEEN SATISFIED. A COPY OF THE FORM OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE SECRETARY OF CENTOCOR, INC. AND MAY BE INSPECTED DURING NORMAL BUSINESS HOURS.



        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAVE ANY OF THEM BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED,

  HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND REGULATIONS.



  3.5.  Termination of Restrictions.  All restrictions imposed on the Shares
        ---------------------------
pursuant to this Section 3 shall cease and terminate automatically as to any
                 ---------
particular Shares when such Shares (a) shall have been effectively registered under the Securities Act and applicable state securities or blue sky laws and sold by the Holder thereof in accordance with such registration, (b) shall have been sold under and pursuant to Rule 144 or (c) shall be eligible to be sold under and pursuant to subsection (k) of Rule 144.


                                   ARTICLE 4
                             Intentionally Omitted


                                   ARTICLE 5
                          Representations of WELLCOME
                          ---------------------------

        As a material inducement to CENTOCOR to enter into this Agreement and to consummate the transactions contemplated hereby, WELLCOME hereby represents and warrants to CENTOCOR as follows, which representations and warranties shall survive the Closing and the issuance and delivery of the Shares:

  5.1.  Organization and Good Standing.  WELLCOME is a corporation duly
        ------------------------------
organized and validly existing under the laws of the United Kingdom.

  5.2.  Corporate Power and Authority; Enforceability. WELLCOME has the
        ---------------------------------------------
requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by WELLCOME of this Agreement and the consummation by WELLCOME of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on its part. This Agreement constitutes a legal, valid and binding obligation of WELLCOME, enforceable in accordance with its terms.

  5.3.  Validity of Contemplated Transactions.  The execution, delivery and
        -------------------------------------
performance by WELLCOME of this Agreement and the consummation by it of the transactions contemplated hereby do not (a) violate or contravene any provision of WELLCOME'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of, any agreement, contract, indenture, lease, license, or mortgage to which WELLCOME is a party or by which WELLCOME is bound; (c) violate any provision of any Law, Permit or Court Order applicable to WELLCOME; or (d) require any Permit or Required Consent of any Governmental Entity to be obtained by WELLCOME which has not been obtained.

  5.4.  Litigation; Compliance with Laws.  There is no Litigation pending or,
        --------------------------------
to WELLCOME'S knowledge, threatened against or related to WELLCOME, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to WELLCOME, in each case which might have a material adverse effect on the ability of WELLCOME to execute, deliver and perform this Agreement or on the ability of WELLCOME to consummate the transactions contemplated hereby.

  5.5.  Securities Act Representations.  WELLCOME is an "accredited investor"
        ------------------------------
within the meaning of Regulation D. WELLCOME has such experience in financial and business matters such that it is capable of evaluating the merits and risks of purchasing the Shares. WELLCOME is purchasing the Shares for its own account, with no present intention of transferring, distributing or reselling the Shares, or any part thereof, all without prejudice, however, to the rights of WELLCOME at any time, in accordance with this Agreement and the Registration Rights Agreement, lawfully to sell or otherwise dispose of all or any part of the Shares. WELLCOME has had an opportunity to discuss CENTOCOR'S business, management and financial affairs with CENTOCOR'S management personnel.


                                   ARTICLE 6
                  Representations and Warranties of CENTOCOR
                  ------------------------------------------

        As a material inducement to WELLCOME to enter into this Agreement and to consummate the transactions contemplated hereby, CENTOCOR hereby represents and warrants to WELLCOME as follows, which representations and warranties shall survive the Closing and the issuance and delivery of the Shares:

  6.1.  Organization and Good Standing.  CENTOCOR is a corporation duly
        ------------------------------
organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania.

  6.2.  Corporate Power and Authority; Enforceability. CENTOCOR has the
        ---------------------------------------------
requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by CENTOCOR of this Agreement and the consummation by CENTOCOR of the transactions contemplated hereby, have been duly authorized by all necessary action (corporate or otherwise) on its part. This Agreement constitutes a legal, valid and binding obligation of CENTOCOR, enforceable in accordance with its terms.

  6.3.  Validity of Contemplated Transactions.  The execution, delivery and
        -------------------------------------
performance by CENTOCOR of this Agreement, and the consummation by it of the transactions contemplated hereby, do not (a) violate or contravene any provision of CENTOCOR'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of, any agreement, contract, indenture, lease, license, or mortgage to which CENTOCOR is a party or by which CENTOCOR is bound; (c) subject any of CENTOCOR'S properties or assets to any Lien or to any indenture, mortgage, contract, commitment, or agreement (other than this Agreement) to which it is a party or by which CENTOCOR or any of CENTOCOR'S properties or assets are bound; (d) violate any provision of any Law, Permit or Court Order applicable to CENTOCOR; or (e) require any Permit or Required Consent of any Governmental Entity to be obtained by CENTOCOR which has not been obtained.

  6.4.  Litigation; Compliance with Laws.  There is no Litigation pending or,
        --------------------------------
to CENTOCOR'S knowledge, threatened against or related to CENTOCOR, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to CENTOCOR, in each case which might have a material adverse effect on the ability of CENTOCOR to execute, deliver and perform this Agreement or on the ability of CENTOCOR to consummate the transactions contemplated hereby.

  6.5.  Capitalization; Ownership of CBV.  CENTOCOR'S total authorized capital
        --------------------------------
stock consists of 100,000,000 shares of Common

Stock, of which 41,664,676 shares were issued and outstanding on November 30, 1993, all of which have been validly issued, and are fully paid and non-assessable, and 10,000,000 shares of Preferred Stock, none of which shares are presently issued. Since November 30, 1993, CENTOCOR has not issued any shares of Common Stock other than shares of Common Stock issued pursuant to Existing Derivative Securities. Except for the Existing Derivative Securities, CENTOCOR does not have outstanding any Derivative Securities or any commitments to issue any Derivative Securities. CBV is a direct wholly-owned subsidiary of CENTOCOR.

  6.6.  Issuance of the Shares.  The Shares, when issued and delivered to, and
        ----------------------
paid for by, WELLCOME pursuant to and in accordance with the terms of this Agreement, (a) will have been validly issued, fully paid and non-assessable, (b) will be free and clear of any Liens (other than Liens imposed by the Securities
Act), and (c) will have been issued without violation of any preemptive or other right to purchase Common Stock. Neither CENTOCOR nor any Person acting on behalf of CENTOCOR has offered or will offer the Shares, or any part thereof, or any similar securities of issue and sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Shares within the provisions of the registration and prospectus delivery requirements of the Securities Act.

  6.7.  Other Securities and Financial Statement Matters. CENTOCOR has duly
        ------------------------------------------------
filed in a timely manner (without any permitted extension) all reports and any other applications and reports required to be filed by CENTOCOR with the SEC under the Exchange Act (the "SEC Reports"). The SEC Reports (including, in each
                             -----------
case, without limiting the generality thereof, the audited and unaudited financial statements of CENTOCOR included therein) when filed contained all statements required to be stated therein in accordance with the Exchange Act and did not contain any untrue statement of material fact or omit to state a material fact necessary to make any of the statements contained therein not misleading in light of the circumstances under which they were made and otherwise complied in all material respects with the applicable requirements of the Exchange Act. All of the shares of Common Stock heretofore issued and sold by CENTOCOR were issued and sold in accordance with, or were exempt from, the registration and prospectus delivery requirements of the Securities Act. The consolidated financial statements included in the SEC Reports comply as to form with the requirements of Regulation S-X and are derived from the applicable books and records of CENTOCOR, have been prepared in conformity with GAAP (as required by Regulation S-X) and present fairly the financial condition, results of operations, changes in securityholders' equity and cash flows of CENTOCOR on a consolidated basis, as at the close of business, or for the period ended, on the date of each of such financial statements.

  6.8.  Registration Rights.  Except as set forth on Schedule 6.8 hereto,
        -------------------                          ------------
there is not in effect any agreement to which CENTOCOR is a party or by which it is bound (including, without limitation, any such agreement among shareholders of CENTOCOR) pursuant to which holders of securities of CENTOCOR have a right to cause CENTOCOR to register such securities under the Securities Act other than as contemplated by the Registration Rights Agreement.


                                   ARTICLE 7
                                 Miscellaneous
                                 -------------

  7.1.  Entire Agreement.  This Agreement, together with the other Alliance
        ----------------
Documents (as defined in the Alliance Agreement),
constitutes the entire understanding of the parties with respect to the subject matter contained herein and supersedes any prior understandings and agreements among them respecting such subject matter including, without limitation, the Letter of Intent; provided, however, the Confidentiality Agreement dated May 12,
                  --------  -------
1993 between WELLCOME and CENTOCOR, as amended on August 11, 1993, shall continue in full force and effect until the consummation of the transactions contemplated by the Alliance Agreement, at which time such agreement shall automatically terminate; provided further, the confidentiality agreement between
                         -------- -------
WELLCOME and CENTOCOR dated September 14, 1993 shall in all cases remain in full force and effect in accordance with its terms.

  7.2.  Amendments.  This Agreement may be amended and supplemented only by a
        ----------
written instrument duly executed by each of the parties.

  7.3.  Headings.  The headings in this Agreement are for convenience of
        --------
reference only and shall not affect its interpretation.

  7.4.  Gender; Number.  Words of gender may be read as masculine, feminine,
        --------------
or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

  7.5.  Appendices; Exhibits and Schedules.  All appendices, exhibits and
        ----------------------------------
schedules referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

  7.6.  Severability.  If any provision of this Agreement or the application
        ------------
thereof to any Person or circumstance is held illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof to the fullest extent permitted by Law.

  7.7.  Notices.  All notices and other communications hereunder shall be in
        -------
writing and shall be given to the Person either personally or by sending a copy thereof by first class United States express mail, postage prepaid and return-receipt requested, or by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid, or by telecopier (with the original sent by either of the foregoing manners), to such Person's address (or to such Person's telecopier number). All notices shall be deemed to have been given to the Person entitled thereto when received.
        If to WELLCOME, to:

               THE WELLCOME FOUNDATION LIMITED
               Unicorn House, P.O. Box 129
               129 Euston Road
               London NW1 2BP
               Attention:  Company Secretary
               Telecopy No.:  011-44-71-388-5462

        with a copy to:

               BURROUGHS WELLCOME CO.
               3030 Cornwallis Road
               Research Triangle Park, NC  27709
               Attention:  Secretary
               Telecopy No.:  (919) 315-0478

        If to CENTOCOR, to:

               CENTOCOR, INC.
               200 Great Valley Parkway
               Malvern, Pennsylvania 19355-1307
               Attention:  Secretary
               Telecopy No.:  (215) 651-6100

        with a copy to:

               Duane, Morris & Heckscher
               One Liberty Place
               Philadelphia, Pennsylvania  19103
               Attention:  David C. Toner, Esquire
               Telecopy No.:  (215) 979-1020

  Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

  7.8.  Waiver.  No provision of this Agreement may be waived except by a
        ------
written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable Law will operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion (it being understood that specific time frames for notice or actions to be taken shall be binding on the parties).

  7.9.  Assignment.  Neither party hereto may assign its rights or delegate
        ----------
any of its obligations hereunder without the
prior written consent of the other party, except that, without such consent, (a) WELLCOME may assign all or any part of its rights and obligations hereunder to any Affiliate of WELLCOME, including but not limited to Burroughs Wellcome Co., a North Carolina corporation, so long as WELLCOME unconditionally guarantees the obligations of such Affiliate, (b) WELLCOME may assign all of its rights and delegate all of its duties under this Agreement to the transferee of all or substantially all of the line of business of which this Agreement forms a part or by way of merger or consolidation with another company and (c) CENTOCOR and CBV may assign all of their rights and delegate all of their duties to a transferee of all or substantially all their assets or by way of merger or consolidation with another company. If any party shall assign its rights and delegate its duties pursuant to clauses (b) or (c) of this Section 7.9, the
                                ------------------         -----------
Person to whom such rights are assigned and duties are delegated shall assume all of the obligations of the applicable party under this Agreement. The guarantee by WELLCOME referenced in clause (a) of this Section 7.9 is a guaranty
                                    ----------         -----------
of payment and performance, and not of collection; and in case of a default by an Affiliate of WELLCOME to which rights have been assigned or obligations delegated pursuant to such clause (a), CENTOCOR and CBV shall have the right to
                           ----------
proceed first against WELLCOME without the necessity to proceed against or join such Affiliate.

  7.10. Successors and Assigns.  This Agreement shall bind, inure to the
        ----------------------
benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

  7.11. Governing Law.  This Agreement shall be construed and enforced in
        -------------
accordance with the Laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law applicable in such jurisdiction.

  7.12. No Benefit to Others.  The representations, warranties, covenants
        --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

  7.13. Continuing Obligation.  Except as otherwise specifically provided
        ---------------------
herein, neither termination nor expiration of this Agreement shall relieve any party hereto from any obligation under this Agreement which accrued, or arose from facts and circumstances in existence, prior thereto.

  7.14. Counterparts.  This Agreement and any amendment or supplement hereto
        ------------
may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written by their duly authorized representatives.

                              FOR AND ON BEHALF OF
                              THE WELLCOME FOUNDATION LIMITED


                              By: /s/ Trevor M. Jones
                                 --------------------
                              Name: Trevor M. Jones
                                   ----------------
                              Title:Director/Research,Development
                                    -----------------------------
                                    & Medical
                                    ---------

                              CENTOCOR, INC.


                              By: /s/ Bobba Venkatadri
                                 ---------------------
                              Name: Bobba Venkatadri
                                   -----------------
                              Title: Executive Vice-President
                                    -------------------------

                                 SCHEDULE 6.8
                                 ------------

        Under a certain Investment Agreement dated as of July 15, 1992 between CENTOCOR and Eli Lilly & Company, CENTOCOR is obligated, under certain circumstances, to register under the Securities Act 2,000,000 shares of CENTOCOR Common Stock acquired by Eli Lilly & Company under such agreement.

                                 SCHEDULE 1.12
                                 -------------

                             DERIVATIVE SECURITIES
                             ---------------------

Shares Issuable Upon Exercise of Warrants Outstanding at September 30, 1993:

================================================================================
   SHARES        EXERCISE       EXERCISE        ORIGINAL     YEAR ISSUED
   ------        --------       --------        --------     -----------
  ISSUABLE     PRICE/SHARE       PERIOD        FINANCING
  --------     -----------       ------        ---------
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
997,796            $21.495      Through           CPII              1987
                                11/30/93

1,475,548          $ 19.33      Through          CPIII              1988
                                2/28/95

882,242            $16.655      Through          CPIII              1987
                                2/28/95

535,556            $ 10.83*     Through          CPIII              1988
                                2/28/96

5,441,600          $ 11.25      Through        Tocor Inc.           1989
                                12/31/94

2,250,000          $ 64.50   1/1/94 through  Tocor II, Inc.         1992
                                12/31/96

2,250,000          **              **        Tocor II, Inc.         1992
- ----------

13,832,742
==========
================================================================================

* The exercise price increases by $2.50 per share for the last two years of the exercise period.

* Warrants are callable by Centocor, Inc. The exercise price per share and exercise period have not yet been established.

Shares Issuable Upon Exercise of Options
Outstanding at September 30, 1993                          5,801,668

Shares Reserved for Issuance at
September 30, 1993 in Connection With
Stock Option Plans                                         7,917,988

Shares Issuable Upon Vesting of
Restricted Stock Awards Outstanding at
September 30, 19993                                          329,842

Shares Reserved For Issuance at
September 30, 1993 in Connection With
Restricted Stock Award Plan                                1,074,990

Shares Reserved For Issuance at
September 30, 1993 in connection with
the Company's Convertible Subordinated
Notes Due February 1, 2001                                 3,842,883

Shares Reserved For Issuance at
September 30, 1993 in connection with
the Company's Convertible Subordinated
Debentures Due 2001                                        2,049,181

The number of shares of Centocor Common Stock outstanding at November 30, 1993 was 41,664,676